                                 EXHIBIT 10.23
                                 -------------

                   STOCK WARRANT DATED NOVEMBER 29, 1995 FROM
                         THE REGISTRANT TO ELI OXENHORN

                                                                   Exhibit 10.23
                                                                   -------------

Eli Oxenhorn
                                                        Right to Purchase
                                                        50,000 Shares
                                                        Date:  November 29, 1995

                                SCANSOURCE, INC.
                          Incorporated under the Laws
                         of the State of South Carolina

                                 STOCK WARRANT

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE CORPORATION WILL NOT HONOR TRANSFER OF THIS WARRANT OR THE UNDERLYING SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE CORPORATION, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

     BY ACCEPTANCE OF THIS WARRANT, THE HOLDER HEREOF COVENANTS THAT IT WILL COMPLY IN ALL RESPECTS WITH THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

     For good and valuable consideration, the receipt and sufficiency of which are acknowledged, SCANSOURCE, INC., a South Carolina corporation (the "Corporation"), hereby grants unto ELI OXENHORN (the "Purchaser"), a Warrant to purchase up to Fifty Thousand (50,000) shares of the authorized and unissued common stock, no par value, of the Corporation (the "Common Stock") at the price and upon the terms and conditions described herein, exercisable serially and from time to time upon presentation of this Warrant and payment of the purchase price at the principal office of the Corporation as follows:

     1. Warrant Price: Exercise of this Warrant requires the payment of $2.00 in cash or other immediately available U.S. funds to the Corporation for each share of Common Stock purchased hereunder.

     2. Warrant Period: This Warrant and the Purchaser's rights hereunder shall expire, to the extent not previously exercised, on September 27, 1998.

     3. Warrant Exercise: At any time until the expiration of this Warrant, the Purchaser may exercise this Warrant serially and from time to time by providing written notice (an "Exercise Notice") to the Corporation at the Corporation's notice address set forth below, whereupon closing of the purchase of the shares subject to an Exercise Notice shall take place on the date set forth in such Exercise Notice (but not sooner than 5 business days nor later than 10 business days after the date such Exercise Notice is received by the Corporation) or on such other date as the Corporation and the Purchaser shall agree. Closing shall take place at the principal office of the Corporation or at such other place as the Corporation and the Purchaser shall agree.

     4. Transfer Upon Exercise: Upon delivery to the Corporation of any Exercise Notice by the Purchaser, the Corporation shall timely deliver or cause to be delivered to the Purchaser on the date of closing at the place of closing (as specified above) such stock certificate(s) as are necessary to complete the transfer of shares of Common Stock required by this Warrant and such Exercise Notice. Upon delivery to the Purchaser of such stock certificate(s), the Purchaser shall pay the Warrant Price for such shares to the Corporation as set forth above.

     5. Restrictions on Warrant: This Warrant is not transferable, and Purchaser may not transfer or assign any right or interest in this Warrant in whole or in part without the Corporation's prior written consent.

     6. Restrictions on Common Stock: The shares of Common Stock purchased pursuant to this Warrant shall be subject to the following transfer restrictions which shall be legended on the stock certificate(s) evidencing such shares of Common Stock:

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND

STOCK WARRANT                           1

     REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE CORPORATION WILL NOT HONOR TRANSFER OF THESE SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE CORPORATION, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

     7. Reservation of Shares: The Corporation shall retain and reserve for the benefit of the Purchaser a sufficient number of authorized shares of Common Stock to satisfy the Corporation's obligations under this Warrant.

     8. Anti-Dilution Features: In the event that during the period in which this Warrant remains outstanding, any change is made in the Common Stock subject to this Warrant through merger, consolidation, reorganization, recapitalization, share exchange, stock dividend, stock distribution, stock split, reverse stock split, stock reclassification, liquidating dividend, combination of shares, change in corporate structure or otherwise, then the Corporation shall give the Purchaser prompt written notice of such action in reasonable detail (together with all relevant information) at the Purchaser's notice address set forth below. In the event this Warrant is not expired or exercised in full in advance of any of such events, upon completion of such event the Warrant Price per share and/or the number of shares of Common Stock subject to this Warrant as set forth above shall be adjusted equitably so that the Purchaser shall be entitled to acquire from the Corporation for a proportionate aggregate price an equity and economic position in the Corporation consistent with the equity and economic position in the Corporation available to the Purchaser under this Warrant on the date hereof. If the Corporation and the Purchaser are unable to agree upon such adjustment, then such adjustment shall be determined by the Corporation's independent accountants, with such determination to be conclusive, absent manifest error.

     9. Miscellaneous: This Warrant shall inure to the benefit of the Purchaser and its successors and permitted assigns and shall be binding upon the Corporation and its successors and assignees. This Warrant may be modified or amended, and rights and obligations hereunder may be waived, only in writing, signed by the Purchaser and the Corporation. This Warrant shall be governed by and construed in accordance with the laws of the State of South Carolina. The parties consent to jurisdiction and venue for any dispute arising hereunder in the courts for Greenville County, South Carolina. All terms and provisions of this Warrant shall be severable from all other terms and provisions of this Warrant. Notices required or permitted hereunder must be in writing and shall be deemed given when placed in the U.S. certified mail, return receipt requested, with postage prepaid, addressed to the recipient at the notice address set forth below, or when personally delivered to the recipient.

     10.  Previous Warrant Replaced:  This Warrant is issued by the
Corporation to the Purchaser pursuant to the assignment on September 21, 1995 by Rev-Wood Merchant Partners, a New York general partnership ("Rev-Wood"), to the Purchaser of one-half of the interest of Rev-Wood in that warrant for the purchase of 100,000 shares of Common Stock issued by the Corporation on September 27, 1993 to Rev-Wood (the "First Warrant"), and to such extent, this Warrant supersedes and replaces for all purposes such interest of Rev-Wood in the First Warrant.


     IN WITNESS WHEREOF, the Corporation has executed this Warrant under seal to be effective as of the 29th day of November 1995.

                                   CORPORATION:
                                   -----------

                                   SCANSOURCE, INC.


                                   By: /s/ STEVEN H. OWINGS
                                      ----------------------------------
                                    Its:  CEO
                                        --------------------------------

                                   Corporation's Notice Address:

                                   ScanSource, Inc.
                                   6 Logue Court, Suite G
                                   Greenville, South Carolina 29615


                                   Purchaser's Notice Address:

                                   Eli Oxenhorn
                                   56 The Intervale
                                   Roslyn Estates, New York   11576

STOCK WARRANT                          2